                                                                     EXHIBIT 4.1


Certificate No.                                                       No. Shares

--------------------                                            ----------------
Class: Preferred Stock
Series: $3.25 Convertible Exchangeable Preferred Stock        CUSIP No.
                                                                       ---------

                                 ALKERMES, INC.
         Incorporated under the laws of the Commonwealth of Pennsylvania


     THIS CERTIFIES THAT

is the owner of




     FULLY PAID AND NON-ASSESSABLE SHARES OF $3.25 CONVERTIBLE EXCHANGEABLE
                  PREFERRED STOCK, PAR VALUE $.01 PER SHARE, OF
                                 ALKERMES, INC.

transferrable on the books of the Company by the holder hereof, in person or by his attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Restated Articles of Incorporation, as amended, of the Company (copies of which are on file with the Transfer Agent and Registrar), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     The Company will furnish to any shareholder upon request and without charge a full statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class and series of stock authorized to be issued and the authority of the Board of Directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Company. Such request may be made to the Secretary of Alkermes, Inc. or to the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Company has caused this Certificate to be signed by, or with the facsimile signatures of, its duly authorized officers, and its seal, or a facsimile thereof, to be hereunto affixed.

Dated:
      -----------------------

-----------------------------                        ---------------------------
Secretary                                                Chief Executive Officer


COUNTERSIGNED AND REGISTERED:
BANKBOSTON, N.A.
Transfer Agent and Registrar
By:

                                   -----------

     Keep this Certificate in a safe place. If it is lost, stolen or destroyed the Company will require a bond of indemnity as a condition to the issuance of a replacement certificate.


                                     [SEAL]

                                 ALKERMES, INC.


THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT, WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY, RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO BANKBOSTON, N.A., AS THE TRANSFER AGENT, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRANSFER AGENT), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE), IT WILL FURNISH TO BANKBOSTON, N.A., AS TRANSFER AGENT, A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRANSFER AGENT. IF THE PROPOSED TRANSFEREE IS A PURCHASER WHO IS NOT A U.S. PERSON OR AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO BANKBOSTON, N.A., AS THE TRANSFER AGENT, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(E) ABOVE OR UPON THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY.

                                CONVERSION NOTICE

To:  BankBoston, N.A.

     The undersigned registered owner of the Preferred Stock hereby irrevocably exercises the option to convert the Preferred Stock, or the portion hereof below designated, into shares of Common Stock in accordance with the terms of the Preferred Stock Statement, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Preferred Stock representing any unconverted amount of shares hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of the Preferred Stock not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:
       -------------------------

                                                           --------------------
                                                                Signature(s)


Signature(s) must be guaranteed by an
eligible Guarantor Institution (banks,
stock brokers, savings and loan
associations and credit unions) with
membership in an approved signature
guarantee medallion program pursuant to
Securities and Exchange Commission Rule
17AD-15 if shares of Common Stock are to be issued, or Preferred Stock to be delivered, other than to and in the name of the registered holder.


--------------------
Signature Guarantee


Fill in for registration of shares if to be issued, and Preferred Stock if to be delivered, other than to and in the name of the registered holder:


------------------------------------------
(Name)

------------------------------------------
(Street Address)

------------------------------------------
(City, State and Zip Code)
Please print name and address

                                           Number of shares to be
                                           converted (if less than all):
                                                                        --------

                                           -------------------------------------
                                           Social Security or Other Taxpayer
                                           Identification Number


NOTICE: The signature on the conversion notice, or the assignment must correspond with the name as written upon the face of the Preferred Stock in every particular without alteration or enlargement or any change whatever."

     For value received _______________________________ hereby sell(s), assign(s) and transfer(s) unto ___________________________ (Please insert social security or Taxpayer Identification Number of assignee) the Preferred Stock, and hereby irrevocably constitutes and appoints ___________________________ attorney to transfer the said Preferred Stock on the books of the Company, with full power of substitution in the premises.

     In connection with any transfer of the Preferred Stock within the United States or to, or for the account or benefit of, U.S. Persons occurring within two years of the original issuance of such Preferred Stock (unless such Preferred Stock is being transferred pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such Preferred Stock is being transferred:

     |_|  To Alkermes, Inc. or a subsidiary thereof; or

     |_| Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

     |_| To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

     |_| Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such Preferred Stock is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate").

     |_|  The transferee is an Affiliate of the Company.


Dated:
       --------------------------


---------------------------------
Signature(s)

Signature(s) must be guaranteed by an
eligible Guarantor Institution (banks,
stock brokers, savings and loan
associations and credit unions) with
membership in an approved signature
guarantee medallion program pursuant to
Securities and Exchange Commission Rule
17AD-15 if shares of Common Stock are to be issued, or Preferred Stock to be delivered, other than to and in the name of the registered holder.


---------------------------------
Signature Guarantee


NOTICE: The signature on the conversion notice, or the assignment must correspond with the name as written upon the face of the Preferred Stock in every particular without alteration or enlargement or any change whatever.